UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020

CRONA CORP.
(Exact name of registrant as specified in its charter)

                                                                       Nevada                              333-216180                         35-2574778

                                                           (State or other jurisdiction               (Commission                         (IRS Employe

                                                               of incorporation)                      File Number)                        Identification No.)

Street: Strada Jean-Louis Calderon 31

City: Bucharest
ZIP: 030167
Country: Romania

management@corpcrona.com

(Address of principal executive offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act  (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 FR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 20, 2020, Robert T. Malasek notified rona Corp. of his decision to retire from the Board of Directors, effective March 20, 2020. His resignation was not because of any disagreements with the company on matters relating to its operations, policies or practices.

On March 20, 2020, our board appointed initial Incorporator of the Company Andrei Gurduiala as a Director, President, Treasurer and Secretary of the Company. The reappointment of Andrei Gurduiala was effected to rebalance the Board of company in accordance with the Certificate of Incorporation and for operations as well as policies of company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

 Date: March 23, 2020

                                                                                                                                                                                              Crona Corp.

By:	/s/	Andrei Gurduiala
		Name:	Andrei Gurduiala
		Title:	President, Treasurer, Secretary and Director
(Principal Executive, Financial and Accounting Officer)